EXHIBIT 99(a)

                                                              NEWS

  [First Union
logo appears here]

Thursday                                                  Media Contact:
July 12, 2001                             Ginny Mackin         704-383-3715
                                          Mary Eshet           704-383-7777

                                                          Investor Contact:
                                          Alice Lehman         704-374-4139


       FIRST UNION REPORTS OPERATING EARNINGS OF $649 MILLION, OR 66 CENTS
                         PER SHARE IN 2nd QUARTER 2001
  CEO Thompson says First Union has momentum and proposed First Union-Wachovia merger will leverage strengths to continue building value for shareholders

SECOND QUARTER 2001 OVERVIEW

     o Cash operating earnings of 73 cents per share; operating earnings of 66 cents, exceeding market expectations.

     o Outstanding results in the General Bank, with revenue up 9 percent and operating earnings up 28 percent from second quarter 2000.

     o   Core deposits grew 4 percent, excluding divested businesses.

     o   Operating expense decreased 8 percent from second quarter 2000.

     o Net charge-offs of 0.52 percent declined 17 basis points from second quarter 2000.

     o   Tier 1 capital ratio improved for the fourth consecutive quarter, to
         7.40 percent.

--------------------------------------------------------------------------------
Earnings Highlights                                           Three Months Ended
                                               June 30,    March 31,    June 30,
                                               ---------------------------------
(In millions, except per share data)               2001         2001       2000
--------------------------------------------------------------------------------
Earnings
Operating earnings (a)                           $  649          610        714
Diluted earnings per share (Operating earnings)    0.66         0.62       0.73
Net income (As reported)                            633          584     (2,199)
Diluted earnings per share (As reported)         $ 0.64         0.59      (2.27)
--------------------------------------------------------------------------------
Financial ratios (Operating earnings)
Return on average stockholders' equity            16.19  %     15.64      17.74
Overhead efficiency ratio                         64.34        65.18      64.36
Net interest margin                                3.41         3.42       3.51
Fee and other income as % of total revenue        48.32        47.13      47.50
Dividend payout ratio                             36.36  %     38.71      65.75
--------------------------------------------------------------------------------
Cash operating earnings
Net income                                       $  723          684        807
Diluted earnings per share                       $ 0.73         0.69       0.82
Return on average tangible stockholders' equity   23.35  %     22.91      30.18
Overhead efficiency ratio                         62.06  %     62.80      61.64
--------------------------------------------------------------------------------
Asset quality
Allowance as % of nonaccrual and restructured
loans                                               144  %       143        215
Net charge-offs as % of average loans, net         0.52         0.53       0.69
Nonperforming assets to loans, net,
foreclosed properties and assets held for sale     1.23  %      1.30       0.87
--------------------------------------------------------------------------------
(a) Operating earnings are reported net income excluding after tax net restructuring, merger-related and other charges and gains.
--------------------------------------------------------------------------------

Note: The first half of 2000 included the results of businesses that were divested in connection with the strategic repositioning announced in June 2000, as well as extraordinarily strong principal investing revenue.


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FIRST UNION REPORTS 2ND QUARTER EARNINGS/Page 2

CHARLOTTE, N.C. - First Union (NYSE:FTU) today reported second quarter 2001 cash operating earnings of $723 million, or 73 cents per share; operating earnings of $649 million, or 66 cents per share; and net income of $633 million, or 64 cents per share. Highlights of the quarter included broad revenue growth, solid expense control, strengthened capital ratios and improved loan losses.

In the six months ended June 30, 2001, cash operating earnings were $1.4 billion, or $1.43 per share; operating earnings were $1.3 billion, or $1.28 per share; and net income was $1.2 billion, or $1.23 per share.

The cash operating return on average tangible stockholders' equity was 23.35 percent in the second quarter of 2001. Cash operating earnings are operating earnings before goodwill and other intangible amortization. Based on second quarter 2001 operating earnings, First Union's return on average stockholders' equity was 16.19 percent.

"These strong operating results underscore First Union's momentum. We are extremely pleased with the revenue growth in all of our businesses this year, particularly the excellent results from our General Bank," said Ken Thompson, First Union chairman and CEO. "In addition, capital ratios improved, credit quality was stable and expenses decreased as expense management becomes more and more a part of our culture.

"With our restructuring now complete, we are seeing the results, which we believe provide us a firm foundation for continued growth. We achieved these solid results while continuing to make excellent progress on planning for a smooth integration with our merger partner, Wachovia. This is exactly the right platform to leverage our strengths, and continue building value for shareholders. We have enormous optimism about our future together," he said.

Net Interest Income

Net interest income on a tax-equivalent basis was $1.7 billion in the second quarter of 2001, a 10 percent decline from $1.9 billion in the second quarter of 2000, largely due to the reduction in earning assets related to the sale of loans and securities in connection with First Union's strategic repositioning announced in June 2000. The net interest margin was 3.41 percent in the second quarter of 2001 and 3.51 percent in the second quarter of 2000.

Fee and Other Income

On an operating basis, fee and other income in the second quarter of 2001 was $1.6 billion, down 7 percent from the second quarter of 2000, attributable to a $263 million decline in principal investing revenue, partially offset by across-the-board growth in other fee income categories. On an operating basis, fee and other income as a percentage of total revenue was 48 percent in the second quarter of 2001 and 47 percent in the second quarter of 2000.

Provision for Loan Losses

The loan loss provision was $223 million in the second quarter of 2001, a decline of $5 million from the second quarter of 2000. The provision exceeded net charge-offs by $66 million. At June 30, 2001, the ratio of allowance to net loans increased to 1.44 percent from 1.33 percent at June 30, 2000.



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FIRST UNION REPORTS 2ND QUARTER EARNINGS/Page 3

Noninterest Expense

On an operating basis, noninterest expense was $2.2 billion in the second quarter of 2001, down 8 percent from the second quarter of 2000, reflecting the winding down of divested businesses and solid expense control.

Restructuring and Other Charges and Gains

Restructuring and other charges and gains in the second quarter of 2001, primarily related to the 2000 strategic repositioning, amounted to a pre-tax charge of $27 million ($16 million after-tax) or 2 cents per share.

Net Charge-offs and Nonperforming Assets

Net charge-offs amounted to $157 million in the second quarter of 2001, a decrease of $71 million from the second quarter of 2000. This represented 0.52 percent of average net loans, down 17 basis points from the second quarter of 2000.

At June 30, 2001, nonperforming assets were $1.6 billion, or 1.23 percent of net loans, foreclosed properties and assets held for sale, an increase of 30 percent from June 30, 2000. Second quarter 2001 nonperforming assets included $250 million of nonperforming assets classified as held for sale.

Lines of Business

--------------------------------------------------------------------------------
General Bank Highlights

                                                         Three Months Ended
                                       June 30,      March 31,     June 30,
                                       -------------------------------------
                                         2001          2001          2000
--------------------------------------------------------------------------------
(In millions)

Total revenue                          $ 1,545       1,453          1,412
Provision for loan losses                   98         101             51
Noninterest expense                        935         908            966
Operating earnings                         343         295            268
Average loans, net                      65,501      63,771         58,105
Average core deposits                   99,424      98,415         97,499
Economic capital                       $ 3,744       3,618          3,555
--------------------------------------------------------------------------------

The General Bank has three major business lines: Consumer, Commercial and Small Business. General Bank total revenue increased 9 percent from the second quarter of 2000. The General Bank produced record consumer loan volume and solid deposit growth in the second quarter of 2001, reflecting improved sales production, a beneficial rate environment and a renewed focus on attracting low cost core deposits. Fee and other income grew 30 percent year over year, led by higher mortgage-related income, service charges and other fee income. The Consumer provision increased $31 million, of which $18 million was related to a market valuation adjustment on nonperforming assets moved to assets held for sale and increased charge-offs on a more seasoned First Union Home Equity portfolio.




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FIRST UNION REPORTS 2ND QUARTER EARNINGS/Page 4


The Commercial and Small Business provisions increased $16 million. The impact of expense control initiatives was reflected in a 3 percent decline in noninterest expense from the second quarter of 2000 and an operating overhead efficiency ratio that improved from 67 percent in the second quarter of 2000 to 59 percent in the second quarter of this year.

Average loans increased 13 percent from the second quarter of 2000, with across-the-board strength in consumer lending, while commercial real estate and small business lending drove commercial lending growth. Average core deposits grew 2 percent from the second quarter of 2000, primarily in low cost interest checking, savings and money market accounts.

Overall customer satisfaction scores as measured by Gallup improved for the ninth consecutive quarter. Household retention also remained strong. Online customer growth continued to be rapid, with a 55 percent increase from June 30, 2000, to 2.9 million enrollments at June 30, 2001. This included 130,000 online wholesale enrollments, which grew 136 percent from June 30, 2000.

--------------------------------------------------------------------------------
Capital Management Highlights

                                                         Three Months Ended
                                       June 30,      March 31,     June 30,
                                       -------------------------------------
                                         2001          2001          2000
--------------------------------------------------------------------------------
(In millions)

Total revenue                          $   838         831            829
Provision for loan losses                    -           -              -
Noninterest expense                        667         659            624
Operating earnings                         113         113            135
Average loans, net                       4,559       4,497          4,250
Average core deposits                    7,976       8,003          7,888
Economic capital                       $   986         985            972
--------------------------------------------------------------------------------

Capital Management includes Retail Brokerage Services, Asset Management, and Wealth and Trust Services. These businesses, with their balanced approach and multiple channels of distribution, performed solidly in the second quarter of 2001 as mutual fund assets and annuity sales through the bank channel reached an all-time high. Total revenue increased modestly from the second quarter of 2000 primarily due to increased brokerage production largely related to annuity sales, as well as the impact of the acquisitions since the second quarter of 2000. Noninterest expense increased 7 percent from the second quarter of 2000, primarily due to increased corporate allocations and these acquisitions.

In partnership with the General Bank, bank channel annuity sales reached a quarterly record of $717 million in the second quarter of 2001, a 54 percent increase from the second quarter of 2000. Mutual fund assets grew to a quarter-end record $90 billion, up 6 percent from year-end 2000, driven by strong money market inflows.

Assets under management increased modestly from year-end 2000 to $172 billion at June 30, 2001. Assets under management include $82 billion in trust assets in addition to the $90 billion in mutual fund assets.



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

FIRST UNION REPORTS 2ND QUARTER EARNINGS/Page 5

--------------------------------------------------------------------------------
Corporate and Investment Banking Highlights

                                                         Three Months Ended
                                       June 30,      March 31,     June 30,
                                       -------------------------------------
                                         2001          2001          2000
--------------------------------------------------------------------------------
(In millions)

Total revenue                          $   773         725            897
Provision for loan losses                   93          70            126
Noninterest expense                        490         467            509
Operating earnings                         153         150            199
Average loans, net                      41,145      42,511         42,787
Average core deposits                   10,202       9,465          8,928
Economic capital                       $ 6,112       6,278          5,940
--------------------------------------------------------------------------------

Our Corporate and Investment Banking businesses offer a range of fixed income products, debt and equity products, structured products and advisory services for corporate and institutional clients. Total revenue declined 14 percent from the second quarter of 2000, primarily related to anticipated lower principal investing revenue, which was down $263 million from a strong second quarter of 2000. Excluding principal investing, revenue increased 21 percent and operating earnings were up 200 percent from the second quarter of 2000, reflecting broad line of business growth. Fixed income fee and other income increased 53 percent from the second quarter of 2000, primarily driven by fixed income sales and trading. The agency businesses, primarily merger and acquisition advisory services, loan syndications and equity capital markets, grew 3 percent from the second quarter of 2000. Noninterest expense decreased 4 percent from the second quarter of 2000.

                                       ---

First Union (NYSE:FTU), with $246 billion in assets and stockholders' equity of $16 billion at June 30, 2001, is a leading provider of financial services to 15 million retail and corporate customers throughout the East Coast and the nation. The company operates full-service banking offices in 11 East Coast states and Washington, D.C., and full-service brokerage offices in 47 states. Online banking and brokerage products and services can be accessed through www.firstunion.com.

Earnings Conference Call

First Union Chairman and CEO Ken Thompson and CFO Bob Kelly will review First Union's second quarter results in a conference call and audio webcast beginning at 9 a.m. today. Supplemental materials relating to the second quarter results are available on the Internet at www.ftuinvestor.com, and investors are encouraged to access such materials.


Webcast Instructions: To gain access to the webcast, which will be "listen-only," go to www.ftuinvestor.com and click on the link First Union Second Quarter Earnings Audio Webcast. In order to listen to the webcast, you will need to download Real Player Basic 8.


Teleconference Instructions: The telephone number for the conference call is 888-606-7037 for U.S. callers or 415-228-4891 for international callers. You will be asked to tell the answering coordinator your name and the name of your firm. Mention the conference Access Code: 33345.


Replay: Thursday, July 12, from noon until 5 p.m. EDT on Monday, July 23. Replay telephone number is 402-220-3026.


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FIRST UNION REPORTS 2ND QUARTER EARNINGS/Page 6

This news release and the conference call may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements about the benefits of the merger between First Union

Corporation and Wachovia Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to First
Union's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans",
"targets", "projects" and similar expressions. These statements are based upon the current beliefs and expectations of First Union's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of First Union's and Wachovia's stockholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which First Union conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on First Union's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on First Union's and the combined company's investment banking and asset management activities.
Additional factors that could cause First Union's results to differ materially from those described in the forward-looking statements can be found in First
Union's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form
10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange
Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction with Wachovia or other matters attributable to First Union or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. First Union does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Additional Information

The proposed merger between First Union and Wachovia will be submitted to First
Union's and Wachovia's stockholders for their consideration. Stockholders are urged to read the definitive joint proxy statement/prospectus regarding the proposed transaction and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain
(or will contain) important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about First Union and Wachovia, at the SEC's Internet site
(http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that have been or will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to First Union, Investor Relations, One First Union Center, Charlotte,
North Carolina 28288-0206 (704-374-6782), or to Wachovia, Investor Relations,
100 North Main Street, Winston-Salem, North Carolina 27150 (888-492-6397).

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PAGE 7
FIRST UNION CORPORATION
FINANCIAL HIGHLIGHTS
(Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        2001                                   2000
                                                                 ----------------------------  -------------------------------------

(Dollars in millions, except                                            Second         First       Fourth        Third       Second
  per share data)                                                      Quarter       Quarter      Quarter      Quarter      Quarter
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Operating Earnings
  Net interest income - tax-equivalent                         $         1,742         1,734        1,757        1,860        1,930
  Fee and other income                                                   1,629         1,546        1,582        1,645        1,746
------------------------------------------------------------------------------------------------------------------------------------
  Total revenue - tax-equivalent                                         3,371         3,280        3,339        3,505        3,676
  Provision for loan losses                                                223           219          192          142          228
  Noninterest expense                                                    2,169         2,138        2,132        2,328        2,366
  Income taxes - tax-equivalent                                            330           313          334          333          368
------------------------------------------------------------------------------------------------------------------------------------
  Income before restructuring, merger-
    related and other charges and
    cumulative effect of a change in
    accounting principle (Operating earnings)                              649           610          681          702          714
After-tax restructuring, merger-related
  and other charges                                                        (16)          (26)         (36)         150       (2,913)
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) before cumulative effect
  of a change in accounting principle                                      633           584          645          852       (2,199)
Cumulative effect of a change in the
  accounting for beneficial interests, net of tax                            -             -          (46)           -            -
------------------------------------------------------------------------------------------------------------------------------------
Net income (loss) (As reported)                                $           633           584          599          852       (2,199)
====================================================================================================================================
DILUTED EARNINGS PER SHARE
Income before restructuring, merger-
  related and other charges and
  cumulative effect of a change in
  accounting principle                                         $          0.66          0.62         0.69         0.71         0.73
Income (loss) before cumulative effect
  of a change in accounting principle                                     0.64          0.59         0.65         0.86        (2.27)
Net income (loss)                                              $          0.64          0.59         0.60         0.86        (2.27)
====================================================================================================================================
PROFITABILITY (Operating earnings)
Return on average stockholders' equity                                   16.19 %       15.64        15.36        15.76        17.74
Net interest margin                                                       3.41          3.42         3.46         3.52         3.51
Fee and other income as % of total revenue                               48.32         47.13        47.38        46.93        47.50
Overhead efficiency ratio                                                64.34         65.18        63.85        66.42        64.36
Effective income tax rate                                                31.54 %       31.54        31.21        30.43        32.45
====================================================================================================================================
CASH OPERATING EARNINGS
Net income                                                     $           723           684          753          778          807
Diluted earnings per share                                     $          0.73          0.69         0.76         0.79         0.82
Return on average tangible stockholders' equity                          23.35 %       22.91        21.55        22.15        30.18
Return on average stockholders' equity                                   18.04         17.52        17.00        17.47        20.04
Overhead efficiency ratio                                                62.06 %       62.80        61.46        64.17        61.64
Operating leverage                                             $            59           (67)          31         (154)        (136)
====================================================================================================================================
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FIRST UNION CORPORATION
OTHER FINANCIAL DATA
(Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        2001                                   2000
                                                                 ----------------------------  -------------------------------------

(Dollars in millions, except                                            Second         First       Fourth        Third       Second
  per share data)                                                      Quarter       Quarter      Quarter      Quarter      Quarter
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL ADEQUACY (a)
Tier I capital ratio                                                      7.40 %        7.18         7.02         7.00         6.65
Total capital ratio                                                      11.48         11.33        11.19        11.32        10.57
Leverage ratio                                                            6.01 %        5.88         5.92         5.73         5.34
====================================================================================================================================
ASSET QUALITY
Allowance as % of loans, net                                              1.44 %        1.43         1.39         1.39         1.33
Allowance as % of nonperforming assets                                     133           132          135          181          193
Net charge-offs as % of average loans, net                                0.52          0.53         0.64         0.46         0.69
Nonperforming assets to loans, net,
  foreclosed properties and assets
  held for sale                                                           1.23 %        1.30         1.22         0.98         0.87
====================================================================================================================================
OTHER DATA
Employees                                                               67,420        69,362       70,639       70,533       72,890
Branches                                                                 2,162         2,164        2,193        2,253        2,258
ATMs                                                                     3,419         3,676        3,772        3,831        3,832
Shares outstanding (In thousands)                                      979,205       981,268      979,963      986,004      986,394
Common stock price                                             $         34.94         33.00        27.81        32.19        25.00
Book value per common share                                    $         16.49         16.39        15.66        15.00        14.14
Common stock price to book value                                           212 %         201          178          215          177
Market capitalization                                          $        34,213        32,382       27,253       31,739       24,660
Dividends paid per common share                                $          0.24          0.24         0.48         0.48         0.48
====================================================================================================================================
AVERAGE BALANCE SHEET DATA
Commercial loans, net                                          $        76,378        77,270       76,253       75,380       75,951
Consumer loans, net                                                     42,834        42,580       43,840       48,095       56,663
Loans, net                                                             119,212       119,850      120,093      123,475      132,614
Earning assets                                                         204,673       203,720      202,606      211,089      220,061
Total assets                                                           247,254       245,469      239,375      246,818      255,583
Core deposits                                                          119,035       118,192      118,944      118,074      118,256
Total deposits                                                         136,979       137,282      138,329      143,112      141,204
Interest-bearing liabilities                                           185,224       183,995      181,832      190,146      196,954
Stockholders' equity                                           $        16,026        15,846       14,753       14,236       16,614
====================================================================================================================================
PERIOD END BALANCE SHEET DATA
Commercial loans, net                                          $        79,529        80,470       80,240       79,361       78,615
Consumer loans, net                                                     42,963        42,383       43,520       44,058       49,744
Loans, net                                                             122,492       122,853      123,760      123,419      128,359
Goodwill and other intangible assets
  Goodwill                                                               3,476         3,524        3,481        3,551        3,510
  Deposit base premium                                                     140           157          174          195          215
  Other                                                                      9             9            9           10           11
Total assets                                                           245,941       252,949      254,170      246,640      257,994
Core deposits                                                          121,022       120,786      122,383      118,317      119,352
Total deposits                                                         138,567       140,795      142,668      138,870      144,864
Stockholders' equity                                           $        16,144        16,081       15,347       14,795       13,951
====================================================================================================================================
(a)  The second quarter of 2001 is based on estimates.
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PAGE 9
FIRST UNION CORPORATION
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------

                                                      Three Months Ended June 30, 2001           Six Months Ended June 30, 2001
                                                   --------------------------------------------------------------------------------

                                                                Restructuring                              Restructuring
                                                                 and Other                                  and Other
                                                    Operating     Charges/            As       Operating     Charges/           As
(In millions, except per share data)                 Earnings        Gains      Reported        Earnings        Gains     Reported
-----------------------------------------------------------------------------------------------------------------------------------
Net interest income                              $      1,711            -         1,711           3,413            -        3,413
Provision for loan losses                                 223            -           223             442            -          442
-----------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision
  for loan losses                                       1,488            -         1,488           2,971            -        2,971
-----------------------------------------------------------------------------------------------------------------------------------
Fee and other income
  Service charges and fees                                486            -           486             954            -          954
  Advisory, underwriting and other
    investment banking fees                               238            -           238             436            -          436
  Other income
    Security transactions - portfolio                       -            -             -             (16)           -          (16)
    Asset sales and securitization                         64           (8)           56              76          (52)          24
    Gain on sale of branches                                -            -             -               -           73           73
    Other income                                          841            9           850           1,725            8        1,733
-----------------------------------------------------------------------------------------------------------------------------------
        Total fee and other income                      1,629            1         1,630           3,175           29        3,204
-----------------------------------------------------------------------------------------------------------------------------------
Noninterest expense
  Restructuring charges                                     -          (69)          (69)              -          (67)         (67)
  Other noninterest expense                             2,169           97         2,266           4,307          166        4,473
-----------------------------------------------------------------------------------------------------------------------------------
        Total noninterest expense                       2,169           28         2,197           4,307           99        4,406
-----------------------------------------------------------------------------------------------------------------------------------
Income before income taxes (benefits)                     948          (27)          921           1,839          (70)       1,769
Income taxes (benefits)                                   299          (11)          288             580          (28)         552
-----------------------------------------------------------------------------------------------------------------------------------
        Net income                               $        649          (16)          633           1,259          (42)       1,217
===================================================================================================================================
Diluted earnings per share                       $       0.66        (0.02)         0.64            1.28        (0.05)        1.23
===================================================================================================================================
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PAGE 10
FIRST UNION CORPORATION
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS (a)
(Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                       2001                                   2000
                                                                ----------------------------  -------------------------------------

                                                                       Second         First       Fourth        Third       Second
(In millions, except per share data)                                  Quarter       Quarter      Quarter      Quarter      Quarter
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                                    $         2,420         2,526        2,701        2,768        2,929
Interest and dividends on securities                                      881           925          939          975        1,023
Trading account interest                                                  198           204          199          212          218
Other interest income                                                     321           370          425          510          322
-----------------------------------------------------------------------------------------------------------------------------------
        Total interest income                                           3,820         4,025        4,264        4,465        4,492
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on deposits                                                    1,192         1,253        1,367        1,422        1,285
Interest on short-term borrowings                                         454           493          538          609          750
Interest on long-term debt                                                463           577          627          600          552
-----------------------------------------------------------------------------------------------------------------------------------
        Total interest expense                                          2,109         2,323        2,532        2,631        2,587
-----------------------------------------------------------------------------------------------------------------------------------
Net interest income                                                     1,711         1,702        1,732        1,834        1,905
Provision for loan losses                                                 223           219          192          142          228
-----------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision for loan losses                     1,488         1,483        1,540        1,692        1,677
-----------------------------------------------------------------------------------------------------------------------------------
FEE AND OTHER INCOME
Service charges and fees                                                  486           468          481          508          491
Commissions                                                               389           375          383          365          375
Fiduciary and asset management fees                                       384           381          387          384          374
Advisory, underwriting and other investment banking fees                  238           198          187          148          182
Principal investing                                                       (58)          (43)         (43)          34          205
Other income                                                              190           167          187          206          119
-----------------------------------------------------------------------------------------------------------------------------------
        Total fee and other income                                      1,629         1,546        1,582        1,645        1,746
-----------------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Salaries and employee benefits                                          1,363         1,329        1,243        1,381        1,396
Occupancy                                                                 155           163          150          157          155
Equipment                                                                 198           205          221          213          210
Advertising                                                                11             9           16           14           31
Communications and supplies                                               111           110          123          117          122
Professional and consulting fees                                           69            73           97           87           82
Goodwill and other intangible amortization                                 77            78           80           79          100
Sundry expense                                                            185           171          202          280          270
-----------------------------------------------------------------------------------------------------------------------------------
        Total noninterest expense                                       2,169         2,138        2,132        2,328        2,366
-----------------------------------------------------------------------------------------------------------------------------------
Income before income taxes                                                948           891          990        1,009        1,057
Income taxes                                                              299           281          309          307          343
-----------------------------------------------------------------------------------------------------------------------------------
        Net operating earnings                                $           649           610          681          702          714
===================================================================================================================================
Diluted earnings per share                                    $          0.66          0.62         0.69         0.71         0.73
===================================================================================================================================
(a) Operating earnings exclude restructuring, merger-related and other changes and gains and cumulative effect of a change in accounting principle.

PAGE 11
FIRST UNION CORPORATION
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS (a)
(Unaudited)
--------------------------------------------------------------------------------

                                                              Six Months Ended
                                                                  June 30,
                                                             -------------------

(In millions, except per share data)                           2001         2000
--------------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                                 $  4,946        5,777
Interest and dividends on securities                          1,806        1,989
Trading account interest                                        402          409
Other interest income                                           691          630
--------------------------------------------------------------------------------
        Total interest income                                 7,845        8,805
--------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on deposits                                          2,445        2,480
Interest on short-term borrowings                               947        1,389
Interest on long-term debt                                    1,040        1,065
--------------------------------------------------------------------------------
        Total interest expense                                4,432        4,934
--------------------------------------------------------------------------------
Net interest income                                           3,413        3,871
Provision for loan losses                                       442          420
--------------------------------------------------------------------------------
Net interest income after provision for loan losses           2,971        3,451
--------------------------------------------------------------------------------
FEE AND OTHER INCOME
Service charges and fees                                        954          977
Commissions                                                     764          843
Fiduciary and asset management fees                             765          740
Advisory, underwriting and other investment banking fees        436          391
Principal investing                                            (101)         404
Other income                                                    357          233
--------------------------------------------------------------------------------
        Total fee and other income                            3,175        3,588
--------------------------------------------------------------------------------
NONINTEREST EXPENSE
Salaries and employee benefits                                2,692        2,825
Occupancy                                                       318          312
Equipment                                                       403          424
Advertising                                                      20           61
Communications and supplies                                     221          247
Professional and consulting fees                                142          153
Goodwill and other intangible amortization                      155          202
Sundry expense                                                  356          529
--------------------------------------------------------------------------------
        Total noninterest expense                             4,307        4,753
--------------------------------------------------------------------------------
Income before income taxes                                    1,839        2,286
Income taxes                                                    580          734
--------------------------------------------------------------------------------
        Net operating earnings                             $  1,259        1,552
================================================================================
Diluted earnings per share                                 $   1.28         1.58
================================================================================
(a) Operating earnings exclude restructuring, merger-related and other changes and gains.

PAGE 12
FIRST UNION CORPORATION
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                       2001                                   2000
                                                                ----------------------------  -------------------------------------

                                                                       Second         First       Fourth        Third       Second
(In millions, except per share data)                                  Quarter       Quarter      Quarter      Quarter      Quarter
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                                    $         2,420         2,526        2,701        2,768        2,929
Interest and dividends on securities                                      881           925          939          975        1,023
Trading account interest                                                  198           204          199          212          218
Other interest income                                                     321           370          425          510          322
-----------------------------------------------------------------------------------------------------------------------------------
        Total interest income                                           3,820         4,025        4,264        4,465        4,492
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on deposits                                                    1,192         1,253        1,367        1,422        1,285
Interest on short-term borrowings                                         454           493          538          609          750
Interest on long-term debt                                                463           577          627          600          552
-----------------------------------------------------------------------------------------------------------------------------------
        Total interest expense                                          2,109         2,323        2,532        2,631        2,587
-----------------------------------------------------------------------------------------------------------------------------------
Net interest income                                                     1,711         1,702        1,732        1,834        1,905
Provision for loan losses                                                 223           219          192          322        1,030
-----------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision for loan losses                     1,488         1,483        1,540        1,512          875
-----------------------------------------------------------------------------------------------------------------------------------
FEE AND OTHER INCOME
Service charges and fees                                                  486           468          481          506          447
Commissions                                                               389           375          383          365          375
Fiduciary and asset management fees                                       384           381          387          384          374
Advisory, underwriting and other investment banking fees                  238           198          182          145          182
Principal investing                                                       (58)          (43)         (43)          34          205
Other income                                                              191           195          363          749         (649)
-----------------------------------------------------------------------------------------------------------------------------------
        Total fee and other income                                      1,630         1,574        1,753        2,183          934
-----------------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Salaries and employee benefits                                          1,400         1,373        1,407        1,427        1,396
Occupancy                                                                 180           164          150          160          155
Equipment                                                                 207           211          233          213          210
Advertising                                                                16            14           35           18           31
Communications and supplies                                               111           110          130          125          123
Professional and consulting fees                                           84            83          104           91           82
Goodwill and other intangible amortization                                 77            78           80           79          100
Restructuring and merger-related charges                                  (69)            2           33           52        2,110
Sundry expense                                                            191           174          205          283          296
-----------------------------------------------------------------------------------------------------------------------------------
        Total noninterest expense                                       2,197         2,209        2,377        2,448        4,503
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes (benefits) and
  cumulative effect of a change in accounting principle                   921           848          916        1,247       (2,694)
Income taxes (benefits)                                                   288           264          271          395         (495)
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) before cumulative effect of a change
  in accounting principle                                                 633           584          645          852       (2,199)
Cumulative effect of a change in the
  accounting for beneficial interests, net of tax                           -             -          (46)           -            -
-----------------------------------------------------------------------------------------------------------------------------------
        Net income (loss)                                     $           633           584          599          852       (2,199)
===================================================================================================================================
PER SHARE DATA
Basic
  Income (loss) before change in accounting principle         $          0.65          0.60         0.66         0.87        (2.27)
  Net income (loss)                                                      0.65          0.60         0.61         0.87        (2.27)
Diluted
  Income (loss) before change in accounting principle                    0.64          0.59         0.65         0.86        (2.27)
  Net income (loss)                                                      0.64          0.59         0.60         0.86        (2.27)
Cash Dividends                                                $          0.24          0.24         0.48         0.48         0.48
AVERAGE SHARES (In thousands)
Basic                                                                 969,333       967,671      969,097      971,453      969,707
Diluted                                                               978,185       975,847      990,445      986,763      981,940
===================================================================================================================================

PAGE 13
FIRST UNION CORPORATION
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(Unaudited)
--------------------------------------------------------------------------------

                                                             Six Months Ended
                                                                 June 30,
                                                          ----------------------

(In millions, except per share data)                          2001         2000
--------------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                               $   4,946        5,777
Interest and dividends on securities                         1,806        1,989
Trading account interest                                       402          409
Other interest income                                          691          630
--------------------------------------------------------------------------------
        Total interest income                                7,845        8,805
--------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on deposits                                         2,445        2,480
Interest on short-term borrowings                              947        1,389
Interest on long-term debt                                   1,040        1,065
--------------------------------------------------------------------------------
        Total interest expense                               4,432        4,934
--------------------------------------------------------------------------------
Net interest income                                          3,413        3,871
Provision for loan losses                                      442        1,222
--------------------------------------------------------------------------------
Net interest income after provision for loan losses          2,971        2,649
--------------------------------------------------------------------------------
FEE AND OTHER INCOME
Service charges and fees                                       954          933
Commissions                                                    764          843
Fiduciary and asset management fees                            765          740
Advisory, underwriting and other investment banking fees       436          391
Principal investing                                           (101)         404
Other income                                                   386         (535)
--------------------------------------------------------------------------------
        Total fee and other income                           3,204        2,776
--------------------------------------------------------------------------------
NONINTEREST EXPENSE
Salaries and employee benefits                               2,773        2,825
Occupancy                                                      344          312
Equipment                                                      418          424
Advertising                                                     30           61
Communications and supplies                                    221          248
Professional and consulting fees                               167          153
Goodwill and other intangible amortization                     155          202
Restructuring and merger-related charges                       (67)       2,105
Sundry expense                                                 365          555
--------------------------------------------------------------------------------
        Total noninterest expense                            4,406        6,885
--------------------------------------------------------------------------------
Income (loss) before income taxes (benefits)                 1,769       (1,460)
Income taxes (benefits)                                        552         (101)
--------------------------------------------------------------------------------
        Net income (loss)                                $   1,217       (1,359)
================================================================================
PER SHARE DATA
Basic earnings                                           $    1.24        (1.41)
Diluted earnings                                              1.23        (1.41)
Cash dividends                                           $    0.48         0.96
AVERAGE SHARES (In thousands)
Basic                                                      968,502      970,940
Diluted                                                    976,978      983,147
================================================================================

PAGE 14
FIRST UNION CORPORATION
CONSOLIDATED BALANCE SHEETS
(Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        2001                                   2000
                                                                 ----------------------------  -------------------------------------

                                                                        Second         First       Fourth        Third       Second
(In millions, except per share data)                                   Quarter       Quarter      Quarter      Quarter      Quarter
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                        $         8,665         7,857        9,906        7,063        8,028
Interest-bearing bank balances                                           1,666         2,971        3,239        4,585        1,913
Federal funds sold and securities purchased under
  resale agreements (carrying amount of collateral
  $2,255 at June 30,2001, $819 repledged)                                9,161        11,866       11,240        5,395        9,054
------------------------------------------------------------------------------------------------------------------------------------
        Total cash and cash equivalents                                 19,492        22,694       24,385       17,043       18,995
------------------------------------------------------------------------------------------------------------------------------------
Trading account assets                                                  23,181        20,431       21,630       17,417       18,237
Securities (carrying amount of collateral $21,674 at
  June 30,2001)                                                         48,055        51,528       49,246       52,065       55,203
Loans, net of unearned income                                          122,492       122,853      123,760      123,419      128,359
  Allowance for loan losses                                             (1,760)       (1,759)      (1,722)      (1,720)      (1,706)
------------------------------------------------------------------------------------------------------------------------------------
        Loans, net                                                     120,732       121,094      122,038      121,699      126,653
------------------------------------------------------------------------------------------------------------------------------------
Premises and equipment                                                   4,852         4,968        5,024        5,090        5,211
Due from customers on acceptances                                          856           894          874          968          839
Goodwill and other intangible assets                                     3,625         3,690        3,664        3,756        3,736
Other assets                                                            25,148        27,650       27,309       28,602       29,120
------------------------------------------------------------------------------------------------------------------------------------
        Total assets                                           $       245,941       252,949      254,170      246,640      257,994
====================================================================================================================================
IABILITIES AND STOCKHOLDERS' EQUITY
Deposits
  Noninterest-bearing deposits                                          29,633        28,582       30,315       28,501       30,229
  Interest-bearing deposits                                            108,934       112,213      112,353      110,369      114,635
------------------------------------------------------------------------------------------------------------------------------------
        Total deposits                                                 138,567       140,795      142,668      138,870      144,864
Short-term borrowings                                                   34,754        39,719       39,446       39,388       50,883
Bank acceptances outstanding                                               859           902          880          976          847
Trading account liabilities                                              7,907         8,130        7,475        5,138        4,541
Other liabilities                                                       11,650        11,230       12,545       11,215        9,768
Long-term debt                                                          36,060        36,092       35,809       36,258       33,140
------------------------------------------------------------------------------------------------------------------------------------
        Total liabilities                                              229,797       236,868      238,823      231,845      244,043
------------------------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY
Preferred stock                                                              -             -            -            -            -
Common stock, $3.33-1/3 par value;
  authorized 2 billion shares                                            3,264         3,271        3,267        3,287        3,288
Paid-in capital                                                          6,345         6,307        6,272        6,211        6,066
Retained earnings                                                        6,627         6,281        6,021        6,135        5,783
Accumulated other comprehensive income, net                                (92)          222         (213)        (838)      (1,186)
------------------------------------------------------------------------------------------------------------------------------------
        Total stockholders' equity                                      16,144        16,081       15,347       14,795       13,951
------------------------------------------------------------------------------------------------------------------------------------
        Total liabilities and stockholders' equity             $       245,941       252,949      254,170      246,640      257,994
====================================================================================================================================

PAGE 15
FIRST UNION CORPORATION
NET INTEREST INCOME SUMMARIES
(Unaudited)
---------------------------------------------------------------------------------------------------------------------------------

                                                                       SECOND QUARTER 2001                    FIRST QUARTER 2001
                                                        -------------------------------------------------------------------------
                                                                                   Average                               Average
                                                                      Interest       Rates                   Interest      Rates
                                                            Average    Income/     Earned/         Average    Income/    Earned/
(In millions)                                              Balances    Expense        Paid        Balances    Expense       Paid
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-bearing bank balances                         $      2,529         29        4.57 %  $      1,826         25       5.69 %
Federal funds sold and securities
  purchased under resale agreements                           8,923         99        4.41           7,036         95       5.49
Trading account assets                                       13,965        202        5.78          13,315        206       6.24
Securities                                                   49,931        899        7.21          50,417        945       7.50
Loans
  Commercial
    Commercial, financial and agricultural                   53,160      1,098        8.29          53,416      1,130       8.56
    Real estate - construction and other                      3,193         52        6.56           3,231         62       7.76
    Real estate - mortgage                                    8,525        149        7.01           9,195        180       7.95
    Lease financing                                           6,075        157       10.29           6,084        161      10.62
    Foreign                                                   5,425         83        6.12           5,344         92       7.01
-------------------------------------------------------------------------------                 ----------------------
        Total commercial                                     76,378      1,539        8.08          77,270      1,625       8.51
-------------------------------------------------------------------------------                 ----------------------
  Consumer
    Real estate - mortgage                                   17,435        318        7.29          17,610        331       7.52
    Installment loans and vehicle leasing                    25,399        572        9.02          24,970        580       9.41

-------------------------------------------------------------------------------                 ----------------------
        Total consumer                                       42,834        890        8.32          42,580        911       8.63
-------------------------------------------------------------------------------                 ----------------------
        Total loans                                         119,212      2,429        8.17         119,850      2,536       8.55
-------------------------------------------------------------------------------                 ----------------------
Other earning assets                                         10,113        193        7.68          11,276        250       8.96
-------------------------------------------------------------------------------                 ----------------------
        Total earning assets                                204,673      3,851        7.54         203,720      4,057       8.03
                                                                     ======================                  ====================
Cash and due from banks                                       7,568                                  7,749
Other assets                                                 35,013                                 34,000
--------------------------------------------------------------------                            -----------
        Total assets                                   $    247,254                           $    245,469
====================================================================                            ===========
LIABILITIES AND
  STOCKHOLDERS' EQUITY
  Interest-bearing deposits
    Savings and NOW accounts                                 39,640        267        2.70          38,756        264       2.76
    Money market accounts                                    18,746        225        4.81          17,941        200       4.52
    Other consumer time                                      33,268        477        5.76          34,452        506       5.96
    Foreign                                                   6,357         73        4.62           6,851         94       5.59
    Other time                                               11,587        150        5.20          12,239        189       6.27
-------------------------------------------------------------------------------                 ----------------------
        Total interest-bearing deposits                     109,598      1,192        4.36         110,239      1,253       4.61
  Federal funds purchased and securities
    sold under repurchase agreements                         27,128        356        5.27          25,005        378       6.13
  Commercial paper                                            2,435         25        4.08           2,540         33       5.32
  Other short-term borrowings                                 9,809         73        2.98           9,580         82       3.46
  Long-term debt                                             36,254        463        5.11          36,631        577       6.30
-------------------------------------------------------------------------------                 ----------------------
        Total interest-bearing liabilities                  185,224      2,109        4.57         183,995      2,323       5.10
                                                                     ======================                  ====================
  Noninterest-bearing deposits                               27,381                                 27,043
  Other liabilities                                          18,623                                 18,585
  Stockholders' equity                                       16,026                                 15,846
--------------------------------------------------------------------                            -----------
         Total liabilities and stockholders' equity    $    247,254                           $    245,469
====================================================================                            ===========
Interest income and rate earned                                     $    3,851        7.54 %               $    4,057       8.03 %
Interest expense and equivalent rate paid                                2,109        4.13                      2,323       4.61
-------------------------------------------------------------------------------------------                ----------------------
Net interest income and margin (a)                                  $    1,742        3.41 %               $    1,734       3.42 %
===========================================================================================                ======================
(a) The net margin includes (in basis points): 13, 14, 15, 22, and 27  for the quarters ended June 30, 2001, March 31, 2001,
December 31, 2000, September 30, 2000, and June 30, 2000, respectively, related to net interest income from hedge-related derivative transactions.

PAGE 16
FIRST UNION CORPORATION
NET INTEREST INCOME SUMMARIES
(Unaudited)
---------------------------------------------------------------------------------------------------------------------------

                   FOURTH QUARTER 2000                        THIRD QUARTER 2000                       SECOND QUARTER 2000
   ------------------------------------------------------------------------------------------------------------------------
                               Average                                   Average                                   Average
                  Interest       Rates                      Interest       Rates                      Interest       Rates
       Average     Income/     Earned/           Average     Income/     Earned/          Average      Income/     Earned/
      Balances     Expense        Paid          Balances     Expense        Paid         Balances      Expense        Paid
   ------------------------------------------------------------------------------------------------------------------------

$        1,266          14        4.34 %   $       1,465          20        5.28 %   $        977           13        5.52 %

         5,994          89        5.86             6,367          97        6.11            9,318          132        5.72
        11,569         201        6.95            12,204         214        6.99           12,950          220        6.83
        50,554         952        7.54            52,780         988        7.48           56,027        1,035        7.40


        53,554       1,233        9.17            53,226       1,250        9.34           54,486        1,251        9.22
         3,011          65        8.69             2,676          59        8.65            2,458           52        8.49
         9,130         198        8.63             9,294         203        8.70            9,302          195        8.44
         5,272         150       11.37             5,168         148       11.45            5,123          153       11.90
         5,286          97        7.29             5,016          91        7.17            4,582           80        7.08
   ------------------------                  ------------------------                  ------------------------
        76,253       1,743        9.11            75,380       1,751        9.24           75,951        1,731        9.15
   ------------------------                  ------------------------                  ------------------------

        18,805         362        7.70            23,163         432        7.47           25,760          469        7.28
        25,035         606        9.63            24,932         596        9.51           30,903          740        9.61
   ------------------------                  ------------------------                  ------------------------
        43,840         968        8.80            48,095       1,028        8.53           56,663        1,209        8.55
   ------------------------                  ------------------------                  ------------------------
       120,093       2,711        8.99           123,475       2,779        8.96          132,614        2,940        8.90
   ------------------------                  ------------------------                  ------------------------
        13,130         322        9.76            14,798         393       10.63            8,175          177        8.66
   ------------------------                  ------------------------                  ------------------------
       202,606       4,289        8.44           211,089       4,491        8.48          220,061        4,517        8.24
                 ======================                    ======================                   =======================
         7,653                                     7,446                                    7,830
        29,116                                    28,283                                   27,692
   ------------                              ------------                              -----------
$      239,375                             $     246,818                             $    255,583
   ============                              ============                              ===========



        37,640         301        3.17            37,680         296        3.13           38,940          283        2.92
        17,008         202        4.74            15,629         175        4.46           14,959          154        4.13
        36,421         541        5.91            36,328         524        5.74           35,386          478        5.43
         7,483         110        5.85             9,721         151        6.18            8,795          130        5.92
        11,902         213        7.13            15,317         276        7.16           14,153          240        6.82
   ------------------------                  ------------------------                  ------------------------
       110,454       1,367        4.92           114,675       1,422        4.93          112,233        1,285        4.60

        23,686         400        6.72            28,363         459        6.43           36,762          552        6.04
         2,639          42        6.19             2,588          40        6.25            3,308           49        6.03
         9,345          96        4.09             9,257         110        4.74           11,096          149        5.37
        35,708         627        7.03            35,263         600        6.80           33,555          552        6.58
   ------------------------                  ------------------------                  ------------------------
       181,832       2,532        5.55           190,146       2,631        5.51          196,954        2,587        5.28
                 ======================                    ======================                   =======================
        27,875                                    28,437                                   28,971
        14,915                                    13,999                                   13,044
        14,753                                    14,236                                   16,614
   ------------                              ------------                              -----------
$      239,375                             $     246,818                             $    255,583
   ============                              ============                              ===========
               $     4,289        8.44 %                 $     4,491        8.48 %                $      4,517        8.24 %
                     2,532        4.98                         2,631        4.96                         2,587        4.73
                 ----------------------                    ----------------------                   -----------------------
               $     1,757        3.46 %                 $     1,860        3.52 %                $      1,930        3.51 %
                 ======================                    ======================                   =======================

PAGE 17
FIRST UNION CORPORATION
NET INTEREST INCOME SUMMARIES
(Unaudited)
----------------------------------------------------------------------------------------------------------------------------------

                                                                    SIX MONTHS ENDED 2001                   SIX MONTHS ENDED 2000
                                                       ---------------------------------------------------------------------------
                                                                                  Average                                 Average
                                                                     Interest       Rates                      Interest     Rates
                                                           Average    Income/     Earned/          Average      Income/   Earned/
(In millions)                                             Balances    Expense        Paid         Balances      Expense      Paid
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-bearing bank balances                       $       2,179         54        5.04 %   $        822           20      5.07 %
Federal funds sold and securities
  purchased under resale agreements                          7,985        194        4.89            9,436          261      5.56
Trading account assets                                      13,642        408        6.00           12,138          413      6.84
Securities                                                  50,173      1,844        7.35           55,208        2,013      7.29
Loans
  Commercial
    Commercial, financial and agricultural                  53,286      2,228        8.43           53,647        2,425      9.09
    Real estate - construction and other                     3,212        114        7.16            2,432          100      8.29
    Real estate - mortgage                                   8,858        329        7.50            9,141          378      8.32
    Lease financing                                          6,080        318       10.46            5,168          313     12.10
    Foreign                                                  5,385        175        6.56            4,557          154      6.82
------------------------------------------------------------------------------                  ------------------------
        Total commercial                                    76,821      3,164        8.30           74,945        3,370      9.04
------------------------------------------------------------------------------                  ------------------------
  Consumer
    Real estate - mortgage                                  17,522        649        7.41           26,655          968      7.26
    Installment loans and vehicle leasing                   25,186      1,152        9.22           30,448        1,459      9.62
------------------------------------------------------------------------------                  ------------------------
        Total consumer                                      42,708      1,801        8.47           57,103        2,427      8.52
------------------------------------------------------------------------------                  ------------------------
        Total loans                                        119,529      4,965        8.36          132,048        5,797      8.81
------------------------------------------------------------------------------                  ------------------------
Other earning assets                                        10,691        443        8.35            8,256          349      8.47
------------------------------------------------------------------------------                  ------------------------
        Total earning assets                               204,199      7,908        7.78          217,908        8,853      8.15
                                                                     =====================                   =====================
Cash and due from banks                                      7,658                                   7,954
Other assets                                                34,510                                  26,074
-------------------------------------------------------------------                             -----------
        Total assets                                 $     246,367                            $    251,936
===================================================================                             ===========
LIABILITIES AND
  STOCKHOLDERS' EQUITY
  Interest-bearing deposits
    Savings and NOW accounts                                39,200        531        2.73           39,385          572      2.92
    Money market accounts                                   18,346        425        4.67           15,262          305      4.01
    Other consumer time                                     33,857        983        5.86           34,688          901      5.22
    Foreign                                                  6,603        167        5.12            8,960          253      5.68
    Other time                                              11,911        339        5.75           13,688          449      6.60
------------------------------------------------------------------------------                  ------------------------
        Total interest-bearing deposits                    109,917      2,445        4.49          111,983        2,480      4.45
  Federal funds purchased and securities
    sold under repurchase agreements                        26,072        734        5.68           36,024        1,034      5.77
  Commercial paper                                           2,487         58        4.71            3,152           91      5.81
  Other short-term borrowings                                9,695        155        3.21           10,098          264      5.24
  Long-term debt                                            36,442      1,040        5.71           33,060        1,065      6.44
------------------------------------------------------------------------------                  ------------------------
        Total interest-bearing liabilities                 184,613      4,432        4.83          194,317        4,934      5.10
                                                                     =====================                   =====================
  Noninterest-bearing deposits                              27,213                                  28,829
  Other liabilities                                         18,604                                  12,191
  Stockholders' equity                                      15,937                                  16,599
-------------------------------------------------------------------                             -----------
         Total liabilities and stockholders' equity  $     246,367                            $    251,936
===================================================================                             ===========
Interest income and rate earned                                    $    7,908        7.78 %                $      8,853      8.15 %
Interest expense and equivalent rate paid                               4,432        4.36                         4,934      4.55

------------------------------------------------------------------------------------------                   ---------------------
Net interest income and margin (a)                                 $    3,476        3.42 %                $      3,919      3.60 %
==========================================================================================                   =====================
(a) The net interest margin includes (in basis points): 14 and 27 for the six months ended June 30, 2001, and June 30, 2000, respectively, related to net  interest income from hedge-related derivative transactions.
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